Prospectus Supplement
John Hancock Bond Trust
John Hancock ESG Core Bond Fund (the fund)
Supplement dated December 14, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
At a meeting held on December 12–14, 2023, the fund’s Board of Trustees approved a sales charge reduction and change to the contingent deferred sales charge (CDSC) for share Class A. As a result effective March 1, 2024 (the Effective Date), the applicable information below is amended and restated as follows in the portion of the Shareholder fees table related to Class A under the “Fees and expenses” section:
Shareholder fees (%) (fees paid directly from your investment)	A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	0.75
(on certain purchases, including those of $500,000 or more)
Small account fee (for fund account balances under $1,000) ($)	20
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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